                                                Filed Pursuant to Rule 497(e)
                                                Registration No.: 33-63685



           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
                            DATED JANUARY 28, 2000


     The third paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager and Sub-Advisor" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2000, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $2 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.75% of the portion of daily net assets not exceeding $500 million; 0.725% of the next $1.5 billion; 0.70% of the next $1 billion; and 0.675% of the portion of daily net assets exceeding $3 billion.



May 15, 2000